Exhibit 99.15a


                                                                EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated May 1, 2006, ("Agreement") among Morgan Stanley Mortgage Capital Inc. ("Assignor"), Morgan Stanley Capital I Inc. ("Assignee") and Wells Fargo Bank, National Association (in such capacity, the "Company") and acknowledged by LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee") of Morgan Stanley Mortgage Loan Trust 2006-7 (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer"):

          For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.   Assignment and Conveyance

     The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain mortgage loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, that certain Master Seller's Warranties and Servicing Agreement dated as of April 1, 2006 (the "SWSA"), between the Assignor, as purchaser (the "Purchaser"), and the Company, as servicer, solely insofar as the SWSA relates to the Mortgage Loans. In connection with the transfer of the Mortgage Loans hereunder, the Company agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the SWSA.

          The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the SWSA which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

2.   Recognition of the Company

     From and after the date hereof (the "Closing Date"), the Company shall and does hereby recognize that the Assignor will transfer the Mortgage Loans and assign its rights under the SWSA to the Assignee and that the Assignee will thereafter transfer the Mortgage Loans and assign its rights under the SWSA and this Agreement to the Trust created pursuant to a pooling and servicing agreement, dated as of May 1, 2006 (the "Pooling Agreement"), among the Assignee, Wells Fargo Bank, National Association, as securities administrator, the Master Servicer and the Trustee. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the Trust (including the Trustee and, with respect to the servicing of the Mortgage Loans, the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the SWSA, including, without limitation, the enforcement of the document delivery requirements set forth in Section 2.01 of the SWSA, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Owner (insofar as they relate to the rights, title and interest and, with respect to obligations of the Owner, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the SWSA insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the SWSA which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the SWSA with respect to the Mortgage Loans without the prior written consent of the Trustee and the Master Servicer.

3. Notwithstanding any statement to the contrary in Section 2 above, the Company shall and does hereby acknowledge that the indemnification provisions set forth in Section 3.03, Section 8.01 and the first instance of Section 9.01(f) of the SWSA shall be available to and for the benefit of the Assignor, the Assignee and the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf), as provided in the SWSA.

4.   Representations and Warranties

          a. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Company other than those contained in the SWSA or this Agreement.

          b. Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Agreement.

          c. Each of the Assignor, Assignee and Company hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and with respect to the Company, similar laws administered by the FDIC affecting the contract obligations of insured banks and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          d. The Company hereby restates, as of the Closing Date (as defined in the Pooling Agreement, the representations and warranties set forth in
     Section 3.01 of the SWSA to and for the benefit of the Assignee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

5. The Company hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement and, therefore, has the right to enforce all obligations of the Company under the SWSA. Such rights will include, without limitation, the right to terminate the Company under the SWSA upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the SWSA, the right to receive all monthly reports and other data required to be delivered by the Company under the SWSA, the right to examine the books and records of the Company, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by the Assignor. The Company shall make all distributions under the SWSA to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, National Association
          ABA Number:       121-000-248
          Account Name:  Corporate Trust Clearing
          Account number:  3970771416
          For further credit to: 50922400, MSM 2006-7

          The Company shall deliver all reports required to be delivered under this Agreement to the Master Servicer at the following address:

          Wells Fargo Bank, National Association
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Client Manager, MSM 2006-7
          Telecopier: (410) 715-2380

6.   Certain Matters Regarding the Trustee

     Each party hereto hereby agrees as follows:

     It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

7.   Amendments to the SWSA

     The parties to this Agreement hereby agree to amend the SWSA as follows:

          a. With respect to Article I, "Permitted Investments" shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

          b. With respect to Article I, the definition of "Static Pool Information" shall be inapplicable.

          c. With respect to Article I, the definition of "Third-Party Originator" shall be inapplicable.

          d. Section 3.01(i) (Selection Process), Section 3.01(k) (Sale Treatment) and Section 3.01(m) (No Broker's Fees) of the SWSA shall be inapplicable.

          e.   Section 3.02 shall be inapplicable.

          f. Section 4.05(vii) is hereby amended to add the term "Monthly Advances," prior to the term "Servicing Advances."

          g.   The following is added as the second paragraph of Section 4.09:

                    "Amounts on deposit in the Custodial Account may at the option of the Servicer be invested in Permitted Investments. Any such Permitted Investment shall be made in the name of the Servicer in trust for the benefit of the Owner. All income on or gain realized from any such Permitted Investment shall be for the benefit of the Servicer and may be withdrawn from the Custodial Account at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Servicer out of its own funds immediately as realized."

          h. The words "on or before the Remittance Date" are hereby deleted from the first sentence of Section 4.17.

          i. The second sentence of the second paragraph of Section 5.01 is hereby amended and restated in its entirety as follows:

                    "Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive."

          j. The first paragraph of Section 5.02 is hereby amended and restated in its entirety as follows:

                    "Not later than the Remittance Report Date, the Company shall furnish to the Purchaser in an electronic form the information required by the reports attached hereto as
                    Exhibit II, or a form otherwise mutually agreed to by the Company and Purchaser, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month."

          k.   Section 6.05 is hereby deleted in its entirety.

          l. The third clause of the first sentence of Section 6.07(ii) is hereby amended and restated as follows:

                    "which continues unremedied for fourteen (14) calendar days after the date on which such information,"

          m.   Section 9.01(e)(i) is hereby deleted in its entirety.

          n.   Section 9.01(e)(ii) is hereby deleted in its entirety.

          o. Section 9.01(e)(iii) is amended to require the Company to comply with the obligations thereof in connection with the purchase of servicing rights for the Specified Mortgage Loans.

          p. The following is added as the second paragraph of Section 9.01(e)(vii):

                    "The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

          q. Section 9.01(f)(i)(A) is amended to change the cross-reference regarding material provided in written or electronic form from "Section 9.01(f)" to "Section 9.01(e)".

          r. Section 10.01(ii) is hereby amended and restated in its entirety as follows:

                    "failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement (other than as set forth in Section 6.07) which continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or"

          s.   Written notice provided in compliance with Sections 9.01
               (e)(iv), (v) and (vi) of the SWSA shall be substantially in the form of Exhibit III to this Agreement.

8.   Miscellaneous

     A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the SWSA shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

     Any notices or other communications permitted or required under the Agreement to be made to the Assignor, Assignee, the Master Servicer, the Company, and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

     In the case of the Depositor:

          Morgan Stanley Capital I Inc.
          1585 Broadway
          New York, New York 10036
          Attention:  Morgan Stanley Mortgage Loan Trust 2006-7

     In the case of the Trustee:

          LaSalle Bank National Association
          135 South LaSalle Street, Suite 1625
          Chicago, Illinois 60603
          Attention: Global Securities and Trust Services MSM 2006-7

     In the case of the Company:

          Wells Fargo Bank, N.A.

          1 Home Campus
          Des Moines, Iowa  50328-0001
          Attention:  John B. Brown, MAC#X2401-042

     With a copy to

          Wells Fargo Bank, N.A.
          7485 New Horizon Way
          Frederick, Maryland  21703
          Attention:  Laurie McGoogan, MAC#X3901-01C

     With a copy to:

          Wells Fargo Bank, N.A.
          1 Home Campus
          Des Moines, Iowa  50328-0001
          Attention:  General Counsel, MAC#X2401-06T

          9. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          10. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          11. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

          12. Each of this Agreement and the SWSA shall survive the conveyance of the Mortgage Loans and the assignment of the SWSA (solely with respect to the Mortgage Loans) by Assignor to Assignee and nothing contained herein shall supersede or amend the terms of the SWSA.

          13. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          14. In the event that any provision of this Agreement conflicts with any provision of the SWSA with respect to the Mortgage Loans, the terms of this Agreement shall control.

          15. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the SWSA.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                      MORGAN STANLEY MORTGAGE CAPITAL INC.

                                      By: /s/ Valerie Kay
                                         -----------------------------
                                      Name:   Valerie Kay
                                      Title:  Vice President

                                      MORGAN STANLEY CAPITAL I INC.

                                      By: /s/ Valerie Kay
                                         -----------------------------
                                      Name:   Valerie Kay
                                      Title:  Vice President


                                      WELLS FARGO BANK, N.A.

                                      By: /s/ Laurie McGoogan
                                         -----------------------------
                                      Name:   Laurie McGoogan
                                      Title:  Vice President


Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer

By: /s/ Patricia M. Russo
    -----------------------------------
    Name:   Patricia M. Russo
    Title:  Vice President

LASALLE BANK NATIONAL ASSOCIATION,
 as Trustee of Morgan Stanley
 Mortgage Loan Trust 2006-7

By: /s/ Christopher Lewis
    -----------------------------------
    Name:   Christopher Lewis
    Title:  Assistant Vice President

                                  Schedule I

                       Specified Mortgage Loan Schedule

            [see Schedule A to the Pooling and Servicing Agreement on file with the Servicer, the Master Servicer and the Depositor]

                                                                Execution Copy

Exhibit IIA: Standard File Layout - Delinquency Reporting

--------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                                Description                            Decimal    Format
                                                                                                                    Comment
--------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                        A unique number assigned to a loan by the Servicer.  This
                                         may be different than the LOAN_NBR
--------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                                 A unique identifier assigned to each loan by the originator.
--------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                               Servicer Client Number
--------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                        Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
--------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                      First Name of the Borrower.
--------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                       Last name of the borrower.
--------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                             Street Name and Number of Property
--------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                               The state where the  property located.
--------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                                 Zip code where the property is located.
--------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                   The date that the borrower's next payment is due to the                    MM/DD/YYYY
                                         servicer at the end of processing cycle, as reported by
                                         Servicer.
--------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                                Loan Type (i.e. FHA, VA, Conv)
--------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE                    The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE                  The chapter under which the bankruptcy was filed.
--------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                      The case number assigned by the court to the bankruptcy
                                         filing.
--------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE                   The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                                         by the courts
--------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE               The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                         Dismissal, Discharged and/or a Motion For Relief Was
                                         Granted.
--------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                       The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                            The Type Of Loss Mitigation Approved For A Loan Such As;
--------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE                   The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE                   The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                     The date DA Admin sends a letter to the servicer with                      MM/DD/YYYY
                                         instructions to begin foreclosure proceedings.
--------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE                   Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                         Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                                         Action
--------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE                The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                         The actual date of the foreclosure sale.                                   MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                          The amount a property sold for at the foreclosure sale.            2       No commas(,)
                                                                                                                    or dollar
                                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                      The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE                  The date the court revokes legal possession of the property                MM/DD/YYYY
                                         from the borrower.
--------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                               The price at which an REO property is marketed.                    2       No commas(,)
                                                                                                                    or dollar
                                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                                The date an REO property is listed at a particular price.                  MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                                The dollar value of an offer for an REO property.                  2       No commas(,)
                                                                                                                    or dollar
                                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                          The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                         The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE                  Actual Date Of REO Sale                                                    MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                            Classification of how the property is occupied.
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                      A code that indicates the condition of the property.
--------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE                     The date a  property inspection is performed.                              MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                           The date the appraisal was done.                                           MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                            The current "as is" value of the property based on brokers         2
                                         price opinion or appraisal.
--------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                        The amount the property would be worth if repairs are              2
                                         completed pursuant to a broker's price opinion or appraisal.
--------------------------------------------------------------------------------------------------------------------------------
If applicable:
--------------
--------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                       FNMA Code Describing Status of Loan
--------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                       The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
--------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                      Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                         Insurance Company.
--------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                             Amount of Mortgage Insurance Claim Filed                                   No commas(,)
                                                                                                                    or dollar
                                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                       Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                        Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,)
                                                                                                                    or dollar
                                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE                    Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                           Amount of Claim Filed With Pool Insurance Company                  2       No commas(,)
                                                                                                                    or dollar
                                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE                     Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                         Insurer
--------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                      Amount Paid On Claim By Pool Insurance Company                     2       No commas(,)
                                                                                                                    or dollar
                                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE              Date FHA Part A Claim Was Filed With HUD                                   MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                     Amount of FHA Part A Claim Filed                                   2       No commas(,)
                                                                                                                    or dollar
                                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE               Date HUD Disbursed Part A Claim Payment                                    MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT                Amount HUD Paid on Part A Claim                                    2       No commas(,)
                                                                                                                    or dollar
                                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE              Date FHA Part B Claim Was Filed With HUD                                  MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                     Amount of FHA Part B Claim Filed                                   2       No commas(,)
                                                                                                                    or dollar
                                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE               Date HUD Disbursed Part B Claim Payment                                  MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT                Amount HUD Paid on Part B Claim                                    2       No commas(,)
                                                                                                                    or dollar
                                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                      Date VA Claim Was Filed With the Veterans Admin                            MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                       Date Veterans Admin. Disbursed VA Claim Payment                            MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                        Amount Veterans Admin. Paid on VA Claim                            2       No commas(,)
                                                                                                                    or dollar
                                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------------------

Exhibit IIB: Standard File Codes - Delinquency Reporting



The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

     o    ASUM-   Approved Assumption
     o    BAP-    Borrower Assistance Program
     o    CO-     Charge Off
     o    DIL-    Deed-in-Lieu
     o    FFA-    Formal Forbearance Agreement
     o    MOD-    Loan Modification
     o    PRE-    Pre-Sale
     o    SS-     Short Sale
     o    MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
     o    Mortgagor
     o    Tenant
     o    Unknown
     o    Vacant

The Property Condition field should show the last reported condition of the property as follows:
     o    Damaged
     o    Excellent
     o    Fair
     o    Gone
     o    Good
     o    Poor
     o    Special Hazard
     o    Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:



            -------------------------------------------------------------------
            Delinquency Code         Delinquency Description
            -------------------------------------------------------------------
            001                      FNMA-Death of principal mortgagor
            -------------------------------------------------------------------
            002                      FNMA-Illness of principal mortgagor
            -------------------------------------------------------------------
            003                      FNMA-Illness of mortgagor's family member
            -------------------------------------------------------------------
            004                      FNMA-Death of mortgagor's family member
            -------------------------------------------------------------------
            005                      FNMA-Marital difficulties
            -------------------------------------------------------------------
            006                      FNMA-Curtailment of income
            -------------------------------------------------------------------
            007                      FNMA-Excessive Obligation
            -------------------------------------------------------------------
            008                      FNMA-Abandonment of property
            -------------------------------------------------------------------
            009                      FNMA-Distant employee transfer
            -------------------------------------------------------------------

            -------------------------------------------------------------------
            011                      FNMA-Property problem
            -------------------------------------------------------------------
            012                      FNMA-Inability to sell property
            -------------------------------------------------------------------
            013                      FNMA-Inability to rent property
            -------------------------------------------------------------------
            014                      FNMA-Military Service
            -------------------------------------------------------------------
            015                      FNMA-Other
            -------------------------------------------------------------------
            016                      FNMA-Unemployment
            -------------------------------------------------------------------
            017                      FNMA-Business failure
            -------------------------------------------------------------------
            019                      FNMA-Casualty loss
            -------------------------------------------------------------------
            022                      FNMA-Energy environment costs
            -------------------------------------------------------------------
            023                      FNMA-Servicing problems
            -------------------------------------------------------------------
            026                      FNMA-Payment adjustment
            -------------------------------------------------------------------
            027                      FNMA-Payment dispute
            -------------------------------------------------------------------
            029                      FNMA-Transfer of ownership pending
            -------------------------------------------------------------------
            030                      FNMA-Fraud
            -------------------------------------------------------------------
            031                      FNMA-Unable to contact borrower
            -------------------------------------------------------------------
            INC                      FNMA-Incarceration
            -------------------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

            -------------------------------------------------------------------
                 Status Code        Status Description
            -------------------------------------------------------------------
                     09             Forbearance
            -------------------------------------------------------------------
                     17             Pre-foreclosure Sale Closing Plan Accepted
            -------------------------------------------------------------------
                     24             Government Seizure
            -------------------------------------------------------------------
                     26             Refinance
            -------------------------------------------------------------------
                     27             Assumption
            -------------------------------------------------------------------
                     28             Modification
            -------------------------------------------------------------------
                     29             Charge-Off
            -------------------------------------------------------------------
                     30             Third Party Sale
            -------------------------------------------------------------------
                     31             Probate
            -------------------------------------------------------------------
                     32             Military Indulgence
            -------------------------------------------------------------------
                     43             Foreclosure Started
            -------------------------------------------------------------------
                     44             Deed-in-Lieu Started
            -------------------------------------------------------------------
                     49             Assignment Completed
            -------------------------------------------------------------------
                     61             Second Lien Considerations
            -------------------------------------------------------------------
                     62             Veteran's Affairs-No Bid
            -------------------------------------------------------------------
                     63             Veteran's Affairs-Refund
            -------------------------------------------------------------------
                     64             Veteran's Affairs-Buydown
            -------------------------------------------------------------------
                     65             Chapter 7 Bankruptcy
            -------------------------------------------------------------------
                     66             Chapter 11 Bankruptcy
            -------------------------------------------------------------------
                     67             Chapter 13 Bankruptcy
            -------------------------------------------------------------------

                                                                EXECUTION COPY

Exhibit IIC: Standard File Layout - Master Servicing



---------------------------------------------------------------------------------------------------------------------------------
Column Name                          Description                            Decimal   Format Comment                     Max
                                                                                                                         Size
---------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                     A value assigned by the Servicer to              Text up to 10 digits                  20
                                     define a group of loans.
---------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                             A unique identifier assigned to each             Text up to 10 digits                  10
                                     loan by the investor.
---------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                    A unique number assigned to a loan               Text up to 10 digits                  10
                                     by the Servicer.  This may be
                                     different than the LOAN_NBR.
---------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                        The borrower name as received in the             Maximum length of 30 (Last,           30
                                     file.  It is not separated by first              First)
                                     and last name.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                        Scheduled monthly principal and           2      No commas(,) or dollar signs ($)      11
                                     scheduled interest payment that a
                                     borrower is expected to pay, P&I
                                     constant.
---------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                        The loan interest rate as reported        4      Max length of 6                        6
                                     by the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                         The loan gross interest rate less         4      Max length of 6                        6
                                     the service fee rate as reported by
                                     the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                        The servicer's fee rate for a loan        4      Max length of 6                        6
                                     as reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                         The servicer's fee amount for a loan      2      No commas(,) or dollar signs ($)      11
                                     as reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                          The new loan payment amount as            2      No commas(,) or dollar signs ($)      11
                                     reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                        The new loan rate as reported by the      4      Max length of 6                        6
                                     Servicer.
---------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                       The index the Servicer is using to        4      Max length of 6                        6
                                     calculate a forecasted rate.
---------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                    The borrower's actual principal           2      No commas(,) or dollar signs ($)      11
                                     balance at the beginning of the
                                     processing cycle.
---------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL                    The borrower's actual principal           2      No commas(,) or dollar signs ($)      11
                                     balance at the end of the processing
                                     cycle.
---------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE               The date at the end of processing                MM/DD/YYYY                            10
                                     cycle that the borrower's next
                                     payment is due to the Servicer, as
                                     reported by Servicer.
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                      The first curtailment amount to be        2      No commas(,) or dollar signs ($)      11
                                     applied.
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                     The curtailment date associated with             MM/DD/YYYY                            10
                                     the first curtailment amount.
---------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                      The curtailment interest on the           2      No commas(,) or dollar signs ($)      11
                                     first curtailment amount, if
                                     applicable.
---------------------------------------------------------------------------------------------------------------------------------



SERV_CURT_AMT_2                      The second curtailment amount to be       2      No commas(,) or dollar signs ($)      11
                                     applied.
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2                     The curtailment date associated with             MM/DD/YYYY                            10
                                     the second curtailment amount.
---------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                      The curtailment interest on the           2      No commas(,) or dollar signs ($)      11
                                     second curtailment amount, if
                                     applicable.
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                      The third curtailment amount to be        2      No commas(,) or dollar signs ($)      11
                                     applied.
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                     The curtailment date associated with             MM/DD/YYYY                            10
                                     the third curtailment amount.
---------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                       The curtailment interest on the           2      No commas(,) or dollar signs ($)      11
                                     third curtailment amount, if
                                     applicable.
---------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                              The loan "paid in full" amount as         2      No commas(,) or dollar signs ($)      11
                                     reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                             The paid in full date as reported by             MM/DD/YYYY                            10
                                     the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                          The standard FNMA numeric code used to           Action Code Key: 15=Bankruptcy,        2
                                     indicate the default/delinquent status of        30=Foreclosure, , 60=PIF,
                                     a particular loan.                               63=Substitution,
                                                                                      65=Repurchase,70=REO
---------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                          The amount of the interest                2      No commas(,) or dollar signs ($)      11
                                     adjustment as reported by the
                                     Servicer.
---------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT               The Soldier and Sailor Adjustment         2      No commas(,) or dollar signs ($)      11
                                     amount, if applicable.
---------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                     The Non Recoverable Loan Amount, if       2      No commas(,) or dollar signs ($)      11
                                     applicable.
---------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                        The amount the Servicer is passing        2      No commas(,) or dollar signs ($)      11
                                     as a loss, if applicable.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                   The scheduled outstanding principal       2      No commas(,) or dollar signs ($)      11
                                     amount due at the beginning of the
                                     cycle date to be passed through to
                                     investors.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                   The scheduled principal balance due       2      No commas(,) or dollar signs ($)      11
                                     to investors at the end of a
                                     processing cycle.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                       The scheduled principal amount as         2      No commas(,) or dollar signs ($)      11
                                     reported by the Servicer for the
                                     current cycle -- only applicable for
                                     Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                        The scheduled gross interest amount       2      No commas(,) or dollar signs ($)      11
                                     less the service fee amount for the
                                     current cycle as reported by the Servicer
                                     -- only applicable for Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                        The actual principal amount               2      No commas(,) or dollar signs ($)      11
                                     collected by the Servicer for the current
                                     reporting cycle -- only applicable for
                                     Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                         The actual gross interest amount          2      No commas(,) or dollar signs ($)      11
                                     less the service fee amount for the
                                     current reporting cycle as reported by
                                     the Servicer -- only applicable for
                                     Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------------------


PREPAY_PENALTY_ AMT                  The penalty amount received when a        2      No commas(,) or dollar signs ($)      11
                                     borrower prepays on his loan as
                                     reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED               The prepayment penalty amount for         2      No commas(,) or dollar signs ($)      11
                                     the loan waived by the servicer.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                             The Effective Payment Date of the                MM/DD/YYYY                            10
                                     Modification for the loan.
---------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                             The Modification Type.                           Varchar - value can be alpha or       30
                                                                                      numeric
---------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT               The current outstanding principal         2      No commas(,) or dollar signs ($)      11
                                     and interest advances made by
                                     Servicer.
---------------------------------------------------------------------------------------------------------------------------------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

          NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

          (a)

          (b) The numbers on the 332 form correspond with the numbers listed below.

          Liquidation and Acquisition Expenses:
          -------------------------------------
          1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
          3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
          4-12. Complete as applicable. Required documentation:
               * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
               * For escrow advances - complete payment history
               (to calculate advances from last positive escrow balance
               forward)
               * Other expenses - copies of corporate advance history showing all payments
               * REO repairs > $1500 require explanation
               * REO repairs >$3000 require evidence of at least 2 bids.
               * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
               * Unusual or extraordinary items may require further
               documentation.
          13.  The total of lines 1 through 12.
          (c)  Credits:
               --------

          14-21. Complete as applicable. Required documentation:
               * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
               Letter of Proceeds Breakdown.
               * Copy of EOB for any MI or gov't guarantee
               * All other credits need to be clearly defined on the 332 form
          22.  The total of lines 14 through 21.

          Please Note:    For HUD/VA loans, use line (18a) for Part A/Initial
                          proceeds and line (18b) for Part B/Supplemental proceeds.

          Total Realized Loss (or Amount of Any Gain)
          -------------------------------------------
          23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332



    Prepared by:  __________________            Date:  _______________

    Phone:  ______________________   Email Address:_____________________





-------------------   -------------------------    ---------------------------
|Servicer Loan No.|   | Servicer Name         |    | Servicer Address        |
|                 |   |                       |    |                         |
|                 |   |                       |    |                         |
|                 |   |                       |    |                         |
|                 |   |                       |    |                         |
-------------------   -------------------------    ---------------------------


      WELLS FARGO BANK, N.A. Loan No._____________________________

      Borrower's Name: _________________________________________________
      Property Address: ________________________________________________



      Liquidation Type:  REO Sale   3rd Party Sale    Short Sale  Charge Off



      Was this loan granted a Bankruptcy deficiency or cramdown      Yes    No
      If "Yes", provide deficiency or cramdown amount ________________________



      Liquidation and Acquisition Expenses:
      (1)  Actual Unpaid Principal Balance of Mortgage Loan  $___________
           (1)
      (2)  Interest accrued at Net Rate                      _____________
           (2)
      (3)  Accrued Servicing Fees                            _____________
           (3)
      (4)  Attorney's Fees                                   _____________
           (4)
      (5)  Taxes (see page 2)                                _____________
           (5)
      (6)  Property Maintenance                              _____________
           (6)
      (7)  MI/Hazard Insurance Premiums (see page 2)         _____________
           (7)
      (8)  Utility Expenses                                  _____________
           (8)
      (9)  Appraisal/BPO                                     _____________
           (9)
      (10) Property Inspections                              _____________
           (10)
      (11) FC Costs/Other Legal Expenses                     _____________
           (11)
      (12) Other (itemize)                                   _____________
           (12)
           Cash for Keys__________________________           _____________
           (12)

              HOA/Condo Fees_______________________          _____________
           (12)
              ______________________________________         _____________
           (12)

           Total Expenses                                   $ ____________
           (13)

      Credits:
      (14) Escrow Balance                                   $ ____________
           (14)
      (15) HIP Refund                                         ____________
           (15)
      (16) Rental Receipts                                    ____________
           (16)
      (17) Hazard Loss Proceeds                               _____________
           (17)
      (18) Primary Mortgage Insurance / Gov't Insurance       _____________
           (18a) HUD Part A

                                                              _____________
     (18b) HUD Part B
     (19)  Pool Insurance Proceeds                            _____________
           (19)
      (20) Proceeds from Sale of Acquired Property            _____________
           (20)
      (21) Other (itemize)                                    _____________
           (21)
           _________________________________________          _____________
           (21)

           Total Credits                                      $____________
           (22)
      Total Realized Loss (or Amount of Gain)                 $____________
             (23)

Escrow Disbursement Detail



----------------------------------------------------------------------------------------------------------------------
      Type           Date Paid        Period of       Total Paid       Base Amount       Penalties        Interest
   (Tax /Ins.)                        Coverage
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT III


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-7 - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

      In accordance with Section 9.01(e) [iv][v][vi] of the Master Seller's Warranties and Servicing Agreement, dated as of April 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Servicer, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

      Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address [ ] [NAME OF PARTY] as [role]


                                                        By: __________________

                                                            Name:

                                                            Title: